UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

July 26, 2010

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3585 Monroe Street

Santa Clara, California 95051

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On July 26, 2010, the Compensation Committee of the Board of Directors of Extreme Networks, Inc. (“Extreme Networks”) approved the terms of the Extreme Networks, Inc. Fiscal 2011 Executive Incentive Plan (the “2011 EIP”). The 2011 EIP provides for the issuance of restricted stock (in lieu of cash bonuses) with the restrictions on the restricted shares lapsing upon attainment of specified goals.

Each executive officer (other than sales executives) will be issued a specified number of shares of restricted stock. The number of restricted shares an executive may receive will be equal to a number of shares equal to 150% of the executive’s target bonus divided by the opening price of the Company’s stock on the first day of fiscal 2011, with one third of such shares vesting on August 15, 2011 if the Company’s Board approved revenue and operating profit targets are satisfied, and one-third of such shares vesting upon exceeding each of such revenue and operating profit targets by specified amounts and one-third of the shares vesting based upon the executive remaining employed on August 15, 2011.

The preceding description of the 2011 EIP is qualified by the contents of the 2011 Executive Incentive Plan, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by this reference.

Each of the following executives will be issued the following numbers of shares of restricted stock subject to the terms of the 2011 EIP:

Bob Corey	119,681
Suresh Gopalakrishnan	60,639
Paul Hooper	59,574
Diane Honda	53,191
Justin DiMacchia	47,871

Item 8.01	Other Events

The disclosure contained under Item 5.02 hereof is incorporated by reference into Item 8.01 of this Current Report as it may be deemed to include solicitation materials under Rule 14A of the Securities Exchange Act of 1934, as amended.

Important Information/ Solicitation Participants Legend

Extreme Networks, Inc. will file a proxy statement in connection with its 2010 annual meeting of stockholders and advises its stockholders to read that proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of that proxy statement and other documents (when available) that Extreme files with the Securities and Exchange Commission at the Commission’s website at www.sec.gov. That proxy statement and these other documents will also be available free of charge by directing a request to Extreme Networks, Inc., Attn: Investor Relations, 3585 Monroe Street, Santa Clara, California 95051, or from Extreme at www.extremenetworks.com.

Extreme, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from the Extreme stockholders in connection with the 2010 annual meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Extreme’s proxy statement filed on November 12, 2009 for the 2009 annual meeting of stockholders. To the extent that holdings of Extreme securities on the part of those individuals have changed since the date of that proxy statement, those changes have been reflected on Statements of Changes in Ownership on Forms 3 or 4 filed with the Securities and Exchange Commission. More current information regarding the interests of the directors and named executive officers of Extreme will be contained in the proxy statement referred to in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Extreme Networks, Inc. Fiscal 2011 Executive Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2010

EXTREME NETWORKS, INC.

By:	/s/ BOB L. COREY
Bob L. Corey
Acting President and Chief Executive Officer
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Extreme Networks, Inc. Fiscal 2011 Executive Incentive Plan.

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